EXHIBIT 10.3

                             LOAN CONVERSION LETTER


                                                                October 29, 2004

Securac Corp.
2500, 520-5th Avenue SW
Calgary, Alberta T2P 1V6

      Re:   Loan Conversion

Ladies and Gentlemen:

      Reference is made to that certain loan in the aggregate principal amount of $175,000 (US), provided by the undersigned to Securac Inc., an Alberta corporation, on October 30 and November 28, 2003 (the "Loan"). The loan bears no interest and is repayable on demand. The Loan was not made pursuant to a written agreement, and no promissory note was issued by the borrower in connection with the Loan.

      The undersigned hereby agrees to convert the full amount of the loan to shares of common stock, $.01 par value, of Securac Corp., a Nevada corporation (the "Company") and parent of Securac Inc., at the rate of $.50 (US) per share, for an aggregate of 350,000 shares (the "Subscribed Shares"). In connection with the conversion, the undersigned will also receive, for no additional consideration, warrants to purchase a like number of shares of common stock of the Company, exercisable at an exercise price of $.75 per share (US) and expiring on the second anniversary of the date of this letter. The conversion will occur on the date hereof, subject to approval of the Board of Directors of Securac Corp. Effective upon issuance and delivery to the undersigned of a stock certificate evidencing 350,000 shares of common stock of Securac Corp. and the related warrant certificate, the undersigned and its directors, management, shareholders and affiliates from and against any and all claims and liabilities in connection with the Loan.

      The Company agrees to include the Subscribed Shares and shares underlying the related warrants in the next registration statement on Form SB-2 filed by the Company for the resale of shares held by existing securityholders; provided, however, that the Company's obligation hereunder shall be subject to the undersigned and its affiliates providing the Company with such information and agreements, including a lock-up agreement, as the Company may, in its sole discretion, require of shareholders generally whose shares are included in such registration statement.

2.    Representations and Warranties of Undersigned:

      2.1. The undersigned hereby acknowledges, represents and warrants to Securac Inc. and Securac Corp.:

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            2.1.1.The  undersigned  is  acquiring  the  Subscribed   Shares  and
                  related warrants for the undersigned's own account, for investment purposes only, and not with a view to or for or in connection with the resale or public distribution thereof, in whole or in part.

            2.1.2.The   undersigned   has  read   carefully  the  definition  of
                  "Accredited Investor" contained in Exhibit A hereto. The undersigned meets the standards of an "Accredited Investor" set forth under Rule 501(a) of Regulation D under the Act and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company. The undersigned will promptly notify the Company in the event that prior to the full exercise or expiration of the aforementioned warrants the foregoing representation ceases to be accurate.

            2.1.3.Undersigned  has the knowledge and  experience to evaluate the
                  Company and the risks and merits relating thereto.

            2.1.4.Undersigned  understands  the terms of the Loan conversion and is not relying on any summary term sheet that may have been provided by the Company or any other person.

            2.1.5.Undersigned  has been given the  opportunity  to ask questions of, and receive answers from, the Company concerning the Company and other matters pertaining to this investment, and to obtain any additional information requested.

            2.1.6.Undersigned  has  determined  that the  Subscribed  Shares and related warrants are a suitable investment and that at this time the undersigned can bear a complete loss of the investment.

            2.1.7.Undersigned   understands  that  (i)  although  the  Company's
                  common stock is quoted on the NASD OTC Bulletin Board, trading in such stock is extremely illiquid and volatile and there can be no assurance that the market for such stock will improve,
                  (ii) the Subscribed Shares and any shares issued upon exercise of the warrants will be subject to substantial restrictions on transferability and resale under state and federal securities laws and pursuant to the provisions hereof, (iii) the certificates representing the Subscribed Shares and related warrants will bear a Securities Act restrictive legend in such form as is typically used by the Company, and (iv) the undersigned may be unable to liquidate an investment in the Company and, therefore, should be prepared to bear the economic risk of an investment in the Company for an indefinite period.

            2.1.8.The  address  set  forth  below  is  the  undersigned's   true
                  domicile. Any required governmental filings or consents necessary for, or required to be made in connection with, the offer and sale of the Subscribed Shares to the undersigned have been made.

            2.1.9.The execution,  delivery and performance  under this agreement does not conflict with any rule, regulation, judgment or agreement applicable to the undersigned.


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                                           Sincerely,

                                           /s/ Peter Rochow
                                           -----------------------------
                                           Douglas Park Capital Ltd.
                                           Suite 2750, Sun Life Plaza II
                                           140 - 4th Avenue,  SW
                                           Calgary, Alberta
                                           T2P 3N3

Acknowledged and Agreed:

SECURAC CORP.

By: /s/ Paul James Hookham
Name: Paul James Hookham
Title:   Chief Financial Officer


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                                    EXHIBIT A

                         Investor Suitability Standards


      An "accredited investor", as defined in Rule 501(a) promulgated under the Securities Act of 1933, means:

      (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Preferred Stock Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, is a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

      (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

      (3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

      (4)   A director or executive officer of the Company;

      (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

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      (6)   A natural person who had an individual  income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and which has a reasonable expectation of reaching the same income level in the current year;

      (7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

      (8) An entity in which all of the equity owners are "accredited investors" under one or more of the foregoing categories.